Goodwill	6 Months Ended
Jun. 30, 2026
Goodwill [Abstract]
Goodwill

Note 19. Goodwill

The Group performs its annual goodwill impairment test on October 1 of each year, or more frequently if events or changes in circumstances indicate that goodwill may be impaired. Under the quantitative test, the fair value of each reporting unit is compared with its carrying amount, including goodwill. If the carrying amount exceeds the reporting unit’s fair value, an impairment charge is recognized in an amount equal to the excess, limited to the total amount of goodwill allocated to that reporting unit.

On August 4, 2025, the Group acquired 100% of IC’Alps SAS. In connection with the acquisition, goodwill of EUR 4,815,338 was recognized as part of the purchase price allocation under ASC 805. On June 1, 2026, the Group acquired control of Wecan and goodwill of CHF 4,849,470 was recognized in connection with the acquisition, as further described in Note 6. Business Combinations.

In the ASIC segment, the goodwill relates to the acquisition of IC’Alps, which represents the reporting unit for purposes of goodwill impairment testing. During the six months ended June 30, 2026, management reviewed IC’Alps’ performance against budget as part of its interim goodwill impairment assessment. Based on this assessment, including current project activity and the longer-term business outlook, management concluded that a quantitative goodwill impairment test was not required, and no impairment loss was recognized as of June 30, 2026. The Group’s next annual goodwill impairment test will be performed as of October 1, 2026.

Goodwill arising from the Wecan acquisition is included within the Group’s non-reportable segment. Management evaluated whether any events or changes in circumstances through June 30, 2026, indicated that the goodwill may be impaired. No such indicators were identified, and no impairment loss was recognized as of June 30, 2026.

IC’Alps’ functional currency is the Euro (EUR) and Wecan’s functional currency is the Swiss Franc (CHF). Accordingly, goodwill recognized in connection with these acquisitions was recorded in the respective functional currencies and is translated into the Group’s reporting currency (USD) at each reporting date in accordance with ASC 830. Translation adjustments are recorded in accumulated other comprehensive income and do not impact net income.

USD’000	ASIC Segment	Non-reportable Segment	Total
Goodwill balance as of December 31, 2024	-		-
Goodwill acquired during the year	5,504	-	5,504
Currency translation adjustment	152	-	152
Impairment losses	-	-	-
As of December 31, 2025
Goodwill	5,504	-	5,504
Accumulated currency translation adjustment	152	-	152
Goodwill balance as of December 31, 2025	5,656	-	5,656
Goodwill acquired during the period	-	6,209	6,209
Currency translation adjustment	(170)	-	(170)
Impairment losses	-	-	-
As of June 30, 2026
Goodwill	5,504	6,209	11,713
Accumulated currency translation adjustment	(18)	-	(18)
Goodwill balance as of June 30, 2026	5,486	6,209	11,695

The assessment of goodwill impairment requires judgment, including the evaluation of qualitative factors such as operating performance, projected cash flows, industry and market conditions, and other relevant events and circumstances. Changes in these factors could result in future impairment charges.